SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) DECEMBER 1, 2000
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                              COLUMBIA FUTURES FUND
                            -------------------------
             (Exact name of registrant as specified in its charter)



      NEW YORK                   0-12431                13-3103617
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     (State or other             (Commission           (IRS Employer
     jurisdiction of             File Number)          Identification
     incorporation)                                        Number)


                       C/O DEMETER MANAGEMENT CORPORATION
          TWO WORLD TRADE CENTER, 62ND FLOOR, NEW YORK, NEW YORK    10048
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      (Address of Principal Executive Offices)                    (Zip Code)



       Registrant's telephone number, including area code:   (212) 392-5454
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events
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        Effective December 1, 2000, Columbia Futures Fund (the "Fund") amended its management agreement with John W. Henry & Company, Inc. (the "Trading Advisor") under which the monthly management fee paid by the Fund to the Trading Advisor was reduced from a 4% to a 2% annual rate. Additionally, the quarterly incentive fee paid by the Fund to the Trading Advisor was changed from 15% to 20% of Fund trading profits, as determined from the end of the last period in which an incentive fee was earned.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Columbia Futures Fund

                                       By:   Demeter Management Corporation,
                                             as General Partner



                                       By: /s/ Robert E. Murray
                                          ------------------------------------
                                          Robert E. Murray
                                          President

Dated:  January 3, 2001

                                  EXHIBIT INDEX

EXHIBIT                       DESCRIPTION
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10.1    Amendment No. 3 to Advisory  Agreement between Columbia Futures Fund and
        John W. Henry & Company, Inc., dated November 30, 2000